iCAD Announces Proposed Public Offering of Common Stock

NASHUA, NH, March 2, 2021 -- iCAD, Inc. (the “Company”, NASDAQ: ICAD), a global medical technology leader providing innovative cancer detection and therapy solutions, today announced that it intends to offer and sell shares of its common stock in an underwritten public offering. All of the shares to be sold in the offering will be offered by the Company. The offering is subject to market conditions and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering. In addition, the Company intends to grant the underwriters a thirty-day option to purchase up to an additional 15 percent of shares of its common stock offered in the public offering.

Guggenheim Securities is acting as sole book-running manager for the offering.

The Company intends to use the net proceeds of the offering for working capital and general corporate purposes.

The securities described above are being offered by the Company pursuant to an effective shelf registration statement on Form S-3 (File No. 333-235887) previously filed with the Securities and Exchange Commission (“SEC”) on January 10, 2020, which registration statement was declared effective on January 31, 2020. The securities will be offered by means of a prospectus supplement and accompanying prospectus relating to the offering that form a part of the registration statement. A preliminary prospectus supplement and the accompanying prospectus relating to and describing the terms of the offering will be filed with the SEC and will be available on the SEC’s website at http://www.sec.gov. Copies of the preliminary prospectus supplement and accompanying prospectus relating to the offering may also be obtained, when available, from Guggenheim Securities, LLC, Attention: Equity Syndicate Department, 330 Madison Avenue, New York, NY 10017, by telephone at (212) 518-9544, or by email at GSEquityProspectusDelivery@guggenheimpartners.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About iCAD, Inc.

Headquartered in Nashua, NH, iCAD is a global medical technology leader providing innovative cancer detection and therapy solutions.

Forward-Looking Statements

Certain statements contained herein constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. For example, when the Company discusses the timing and success of the proposed offering and the anticipated use of proceeds from the proposed offering, it is using forward-looking statements. Such forward-looking statements involve a number of known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited, to the Company’s ability to achieve business and strategic objectives, increase sales and acceptance of products, adoption by CMS of a new payment model, and that such model will prove beneficial to the Company, which is not assured, implement expansion plans, the risks of uncertainty of patent protection, the impact of supply and manufacturing constraints or difficulties, uncertainty of future sales levels, protection of patents and other proprietary rights, the impact of supply and manufacturing constraints or difficulties, product market acceptance, possible technological obsolescence of products, increased competition, to successfully defend itself in litigation matters, government regulation, changes in Medicare or other reimbursement policies, risks relating to the Company’s existing and future debt obligations, competitive factors, the effects of a decline in the economy or markets served by the Company, the effects of a global pandemic, and other risks detailed in the Company’s filings with the SEC. The words “believe,” “demonstrate,” “intend,” “expect,” “estimate,” “will,” “continue,” “anticipate,” “likely,” “seek,” and similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on those forward-looking statements, which speak only as of the date the statement was made. The Company is under no obligation to provide any updates to any information contained in this release. For additional disclosure regarding these and other risks faced by the Company, please see the disclosure contained in the Company’s public filings with the SEC, available on the Investors section of the Company’s website at http://www.icadmed.com and on the SEC’s website at http://www.sec.gov.

Contact:

Media Inquiries:

Jessica Burns, iCAD

+1-201-423-4492

jburns@icadmed.com

Investor Relations:

Jeremy Feffer, LifeSci Advisors

+ 1-212-915-2568

jeremy@lifesciadvisors.com